Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

3. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America.

Certain prior period amounts have been reclassified to conform to the current period presentation. Such reclassifications did not affect the Company’s Balance Sheets, Results of Operations or Cash Flows for the years ended December 31, 2012 and 2013.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. On an ongoing basis, management evaluates these estimates and judgments, including those related to inventories, long-lived assets, convertible debt, derivative liabilities, income taxes, and stock-based compensation. The Company bases its estimates on various assumptions that it believes are reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions.

Unaudited Pro Forma Information

The unaudited pro forma balance sheet information as of December 31, 2013 gives effect to (i) the automatic conversion of all outstanding shares of the Company’s Series A preferred stock into 1,652,851 shares of common stock, (ii) the conversion of convertible promissory notes and accrued interest of approximately $6,886,000 (as of December 31, 2013) into an aggregate of 688,610 shares of the Company’s common stock in connection with the closing of the Company’s IPO, (iii) the write-off of $874,158 to interest expense for the unamortized debt discount on notes payable, (iv) the reclassification to line of credit of $315,243 for the unamortized debt discount previously classified against notes payable, (v) the issuance of an estimated 73,151 shares of common stock upon such IPO pursuant to the settlement of certain restricted stock units in accordance with their terms, (vi) the termination of certain warrants upon the closing of the Company’s IPO in accordance with their terms and (vii) the reclassification to shareholders’ deficit of the fair value of certain warrants the exercise price and/or exercisability period length of which will be fixed upon the closing of the Company’s IPO in accordance with their terms, assuming for all such items an IPO price of $10.00 per share.

The unaudited pro forma balance sheet information as of December 31, 2013 assumes that the completion of the Company’s IPO had occurred as of December 31, 2013, and excludes shares of common stock issued in the IPO and any related net proceeds. In October 2013 the Board of Directors approved an amendment of the Company’s certificate of incorporation, to be filed in connection with the Company’s IPO, which would decrease the number of common shares authorized to 40,000,000 and decrease the number of preferred shares authorized to 5,000,000.

Reverse Stock Split and Change in Par Value of Common Stock and Preferred Stock

In November 2011, the Company effected a 1:3 reverse stock split of the Company’s common shares. In addition, in July 2013, in conjunction with its reincorporation in the state of Delaware, the Company initiated par values for preferred and common shares equal to $0.0001. On November 1, 2013, the Company effected a 1:14 reverse stock split for all common shares. All references to share and per share amounts in the financial statements and accompanying notes to the financial statements have been retroactively restated to reflect the 1:14 reverse stock split and the change in par value.

Revenue Recognition

Revenue is recognized in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 605, Revenue Recognition, and ASC 954-605 Health Care Entities, Revenue Recognition which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred and title and the risks and rewards of ownership have been transferred to the client or services have been rendered; (3) the price is fixed or determinable; and (4) collectability is reasonably assured. For contract partners, revenue is recorded based upon the contractually agreed upon fee schedule. When assessing collectability, the Company considers whether there is sufficient payment history to reliably estimate a payor’s individual payment patterns. For new tests where there is limited evidence of payment history at the time the tests are completed, the Company recognizes revenue equal to the amount of cash received until such time as reimbursement experience can be established.

The Company’s main source of revenue for the years ended December 31, 2012 and 2013 is through contracted partners. This revenue is derived from clinical laboratory testing performed in the Company’s laboratories under agreements with such partners. As there is a contractually agreed upon price, and collectability from the partners is reasonably assured, revenues for these tests are earned at the time the test is completed and the results are delivered to the partners or a third party.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company places its cash and cash equivalents with reputable financial institutions that are insured by the Federal Deposit Insurance Corporation (FDIC). At times, deposits held may exceed the amount of insurance provided by the FDIC. The Company has not experienced any losses in its cash and cash equivalents and believes they are not exposed to any significant credit risk.

Fair Value Measurement

The Company uses a three-tier fair value hierarchy to prioritize the inputs used in the Company’s fair value measurements. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical assets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Company believes the carrying amount of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate their estimated fair values due to the short-term maturities of these financial instruments.

As of December 31, 2012 and 2013, the Company classified the fair value measurements of the Company’s warrant liability derivative as Level 3. See Note 7 for further details about the inputs and assumptions used to determine the fair value of the warrant liability at each balance sheet date.

The values attributed to such warrants as of December 31, 2012 and 2013 were as follows:

	Fair Value Measurements Using
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities
Warrant Liability at December 31, 2012	—	—	$981,747
Warrant Liability at December 31, 2013	—	—	$2,140,532

The following table includes a summary of changes in the fair value of the warrants for the years ended December 31, 2012 and 2013:

Fair Value Measurements at Reporting Date Using Significant Unobservable Inputs (Level 3)
Balance at December 31, 2011	923,325
Warrant liability incurred in 2012	512,811
Change in fair value in 2012	(454,389)

Balance at December 31, 2012	981,747
Warrant liability incurred in 2013	2,322,042
Warrant liability reclassified to additional paid-in capital in 2013	(381,145)
Change in fair value in 2013	(782,112)

Balance at December 31, 2013	$2,140,532

Concentration of Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments. The Company has not experienced losses in such accounts. Management believes that the Company is not exposed to any significant credit risk with respect to its cash and cash equivalents.

In 2012, the Company launched commercial operations in partnership with a commercial partner, Clarient Diagnostic Services, Inc. (“Clarient”), a GE Healthcare Company. For the years ended December 31, 2012 and 2013, 79% and 10%, respectively, of the revenue earned was billed through this relationship. In addition, at December 31, 2012, 100% of the receivables were due from Clarient. In 2013, the Company entered into a research support agreement with a not-for-profit tax-exempt organization, Dana Farber Partners Cancer Care, Inc. (“Dana Farber”). For the year ended December 31, 2013, 77% of the revenue earned was billed through this relationship. In addition, 100% of the receivables were due from Dana Farber at December 31, 2013. For the year ended December 31, 2013, three customers made up 78%, 11% and 10% of total revenues.

All of the Company’s sales for all periods presented were generated in the United States of America.

Certain components used in the Company’s current or planned products are available from only one supplier, and substitutes for these components cannot be obtained easily or would require substantial design or manufacturing modifications or identification and qualification of alternative sources.

Accounts Receivable

Accounts receivable are carried at original invoice amounts, less an estimate for doubtful receivables, based on a review of all outstanding amounts on a periodic basis. The estimate for doubtful receivables is determined from an analysis of the accounts receivable on a quarterly basis, and is recorded as bad debt expense. As the Company only recognizes revenue to the extent collection is expected and reasonably assured, bad debt expense related to receivables from patient service revenue is recorded in general and administrative expense in the statement of operations and comprehensive loss. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when received. As of December 31, 2012 and 2013, management determined that all of the amounts recorded as accounts receivable were collectible, and no allowance for doubtful accounts was needed.

Inventories

Inventories are valued at the lower of cost or market value. Cost is determined by the average cost method. The Company records adjustments to its inventory for estimated obsolescence or diminution in market value equal to the difference between the cost of the inventory and the estimated market value. At the point of loss recognition, a new cost basis for that inventory is established, and subsequent changes in facts and circumstances do not result in the restoration or increase in that newly established cost basis.

Fixed Assets

Fixed assets consist of machinery and equipment, furniture and fixtures, computer equipment and software, leasehold improvements, capital leased equipment and construction in process. Fixed assets are stated at cost less accumulated depreciation and amortization. Additions, improvements, and major renewals are capitalized. Maintenance, repairs, and minor renewals are expensed as incurred. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, which range from three to five years. Leasehold improvements are amortized over the life of the lease or the asset, whichever is shorter. Depreciation expense for the years ended December 31, 2012 and 2013 was approximately $366,000 and $267,000, respectively.

Upon sale, retirement or disposal of fixed assets, the accounts are relieved of the cost and the related accumulated depreciation or amortization with any gain or loss recorded to the statement of operations.

Fixed assets are reviewed for impairment whenever changes in circumstances indicate that the carrying amount of an asset may not be recoverable. These computations utilize judgments and assumptions inherent in the estimates of future cash flows to determine recoverability of these assets. If the assumptions about these assets were to change as a result of events or circumstances, the Company may be required to record an impairment loss.

Warrant Liability

Warrants for shares that are contingently redeemable and for which the exercise price is not fixed are classified as liabilities on the accompanying balance sheets and carried at their estimated fair value, determined through use of a Black-Scholes valuation model. As of and for the years ended December 31, 2012 and 2013, the Company evaluated and concluded that the fair value obtained from the Black-Scholes method of valuing the warrant liability does not materially differ from the valuation of such warrants using the Monte Carlo or binomial lattice simulation models, and therefore the use of the Black-Scholes valuation model was considered a reasonable method to value the warrants. At the end of each reporting period, any changes in fair value are recorded as a component of other income (expense). The Company will continue to adjust the carrying value of the warrants until the completion of its IPO on February 10, 2014, at which time the exercise price was fixed and the fair value of those warrants was reclassified to shareholders’ deficit.

Stock-based Compensation

The Company accounts for stock-based compensation under the provisions of FASB ASC Topic 718, Compensation—Stock Compensation, which requires the measurement and recognition of compensation expense for all stock-based awards made to employees and directors based on estimated fair values on the grant date. The Company estimates the fair value of stock-based awards on the date of grant using the Black-Scholes option pricing model (“Black-Scholes valuation model”). The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods using the straight-line method. The Company estimates forfeitures at the time of grant and revises these estimates in subsequent periods if actual forfeitures differ from those estimates. See additional information in Note 10.

The Company accounts for stock-based compensation awards to non-employees in accordance with FASB ASC Topic 505-50, Equity-Based Payments to Non-Employees (“ASC 505-50”). Under ASC 505-50, the Company determines the fair value of the warrants or stock-based compensation awards granted as either the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. All issuances of equity instruments issued to non-employees as consideration for goods or services received by the Company are accounted for based on the fair value of the equity instruments issued. These awards are recorded in expense and additional paid-in capital in shareholders’ equity over the applicable service periods based on the fair value of the options at the end of each period.

Calculating the fair value of stock-based awards requires the input of highly subjective assumptions into the Black-Scholes valuation model. Stock-based compensation expense is calculated using the Company’s best estimates, which involves inherent uncertainties, and the application of management’s judgment. Significant estimates include the fair value of the Company’s common stock at the date of grant, the expected life of the stock option, stock price volatility, risk-free interest rate and forfeiture rates.

Research and Development

Research and development costs are expensed as incurred. The amounts expensed in the years ended December 31, 2012 and 2013 were approximately $6,562,000 and $3,087,000, respectively, which includes salaries of research and development personnel.

Income Taxes

The Company provides for income taxes utilizing the liability method. Under the liability method, current income tax expense or benefit is the amount of income taxes expected to be payable or refundable for the current year. A deferred income tax asset or liability is computed for the expected future impact of differences between the financial reporting and tax bases of assets and liabilities and for the expected future tax benefit to be derived from tax credits. Tax rate changes are reflected in the computation of the income tax provision during the period such changes are enacted.

Deferred tax assets are reduced by a valuation allowance when, in management’s opinion, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. The Company’s valuation allowance is based on available evidence, including its current year operating loss, evaluation of positive and negative evidence with respect to certain specific deferred tax assets including evaluation sources of future taxable income to support the realization of the deferred tax assets. The Company has established a full valuation allowance on the deferred tax assets as of December 31, 2012 and 2013, and therefore has not recognized any income tax benefit or expense in the periods presented.

ASC 740, Income Taxes (“ASC 740”), clarifies the accounting for uncertainty in income taxes recognized in the financial statements. ASC 740 provides that a tax benefit from uncertain tax positions may be recognized when it is more-likely-than- not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits of the position. Income tax positions must meet a more-likely-than-not recognition threshold to be recognized. ASC 740 also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

The Company recognizes interest and/or penalties related to income tax matters in income tax expense. There is no accrual for interest or penalties for income taxes on the balance sheets at December 31, 2012 and 2013, and the Company has not recognized interest and/or penalties in the statements of operations for the years ended December 31, 2012 and 2013.

Recent Accounting Pronouncements

In July 2013, the FASB issued authoritative guidance which requires netting unrecognized tax benefits against deferred tax assets for a loss or other carryforward that would apply in settlement of uncertain tax positions. This guidance will be effective for annual reporting periods beginning after December 15, 2013. The Company does not believe that adoption of this guidance will have a material impact on the Company’s financial statements or disclosures.